FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2003


                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through certificates, Series 1998-10
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue ,New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on June 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.44)        June 25, 2003 - Information on Distribution to
                                        Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments Inc.
                                                (Registrant)







Date:  July 10, 2003               By:    /s/ Joseph Jurkowski Jr.
                                          Joseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index



Exhibit No.              Description


  (28.44)                June 25, 2003 - Information on Distribution to
                                        Certificateholders

            June 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.44
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-10


                                   Principal Amt.
 Cert.               Face            Prior to         Interest         Principal          Total        Realized        Ending
 Class               Value          Distribution      Distributed      Distributed      Distribution     Losses        Balance
A             $211,895,600.00     $17,726,221.78     $101,925.78     $3,223,181.14    $3,325,106.92      $0.00     $14,503,040.64
PO                  90,487.00          34,984.34            0.00         12,713.33        12,713.33       0.00          22,271.01
X(*)           222,864,136.00      31,770,649.04       22,272.62              0.00        22,272.62       0.00      28,913,917.57
B-1              6,856,700.00       6,309,428.01       36,279.21          9,024.70        45,303.91       0.00       6,300,403.31
B-2              3,999,700.00       3,682,404.75       21,173.83          5,267.13        26,440.96       0.00       3,677,137.62
B-3              2,285,600.00       2,104,283.91       12,099.63          3,009.86        15,109.49       0.00       2,101,274.05
B-4              1,599,900.00       1,473,630.61        8,473.38          2,107.81        10,581.19       0.00       1,471,522.80
B-5                685,700.00         633,951.45        3,645.22            906.77         4,551.99       0.00         633,044.68
B-6              1,142,814.00         772,525.74        4,442.02          1,105.00         5,547.02       0.00         771,420.74
R                      100.00               0.00            0.00              0.00             0.00       0.00               0.00

Total         $228,556,601.00     $32,737,430.58     $210,311.69     $3,257,315.74    $3,467,627.43      $0.00     $29,480,114.84

* Represents notional balance




FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                                 Prior                                                    Current          PASS-THROUGH RATES
 Certificate                    Principal      Interest      Principal        Total       Principal
    Class         CUSIP          Balance      Distributed   Distributed   Distribution     Balance        Current          Next
A               86358HER6       83.655450      0.481019      15.211175     15.692194      68.444275      6.900000%       6.900000%
PO              86358HES4      386.622786      0.000000     140.498967    140.498967     246.123819      0.000000%       0.000000%
X(*)            86358HET2      142.556131      0.099938       0.000000      0.099938     129.737867      0.841253%             N/A
B-1             86358HEU9      920.184347      5.291060       1.316187      6.607247     918.868160      6.900000%       6.900000%
B-2             86358HEV7      920.670238      5.293855       1.316881      6.610736     919.353357      6.900000%       6.900000%
B-3             86358HEW5      920.670244      5.293853       1.316880      6.610732     919.353365      6.900000%       6.900000%
B-4                            921.076699      5.296194       1.317464      6.613657     919.759235      6.900000%       6.900000%
B-5                            924.531792      5.316057       1.322400      6.638457     923.209392      6.900000%       6.900000%
B-6                            675.985539      3.886914       0.966912      4.853826     675.018628      6.900000%       6.900000%
R               86358HEX3        0.000000      0.000000       0.000000      0.000000       0.000000      6.900000%       6.900000%



SENIOR PERCENTAGE                                            54.205%

SUBORDINATE PERCENTAGE                                       45.795%

SENIOR PREPAYMENT PERCENTAGE                                100.000%

SUBORDINATE PREPAYMENT PERCENTAGE                             0.000%



DELINQUENT AND FORECLOSURE LOAN INFORMATION

                                                 One           Two          Three       Loans in     Loans in     Loans in
                                                Month        Months        Months      Foreclosure       REO      Bankruptcy
Principal Balance                            573,882.81          0.00    120,614.30    498,688.91        0.00    458,884.38
Percentage of Pool Balance                      1.9467%       0.0000%       0.4091%       1.6916%     0.0000%       1.5566%
Number of Loans                                       3             0             1             4           0             3
Percentage of Loans                             1.1538%       0.0000%       0.3846%       1.5385%     0.0000%       1.1538%

BOOK VALUE OF LOANS IN REO:                        0.00



AGGREGATE REALIZED LOSS INFORMATION

                      Prior Aggregate   Current Period    Current Period     Ending Aggregate
                        Loss Amount       Loss Amount     Reimbursement        Loss Amount

CLASS A                            0.00            0.00               0.00                 0.00
CLASS PO                           0.00            0.00               0.00                 0.00
CLASS X                            0.00            0.00               0.00                 0.00
CLASS B-1                          0.00            0.00               0.00                 0.00
CLASS B-2                          0.00            0.00               0.00                 0.00
CLASS B-3                          0.00            0.00               0.00                 0.00
CLASS B-4                          0.00            0.00               0.00                 0.00
CLASS B-5                          0.00            0.00               0.00                 0.00
CLASS B-6                    287,851.25            0.00               0.00           287,851.25
CLASS R                            0.00            0.00               0.00                 0.00
